Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	40-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	IMRS
Entity Registrant Name	IMRIS INC.
Entity Central Index Key	0001489161
Current Fiscal Year End Date	--12-31
Entity Current Reporting Status	Yes
Entity Common Stock, Shares Outstanding	0

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents (note 5)	$ 40,425	$ 60,773
Accounts receivable (note 6)	13,968	15,874
Unbilled receivables	7,069	7,152
Inventory (note 7)	5,168	5,283
Prepaid expenses	2,678	2,013
Assets, Current, Total	69,308	91,095
Other assets	1,641
Property, plant, and equipment (note 8)	6,049	6,424
Goodwill	6,498	6,498
Intangibles (note 9)	10,794	10,936
Goodwill And Intangible Assets, Net, Total	17,292	17,434
Total assets	94,290	114,953
Current liabilities
Accounts payable and accrued liabilities (note 10)	12,584	15,100
Deferred revenue	7,147	6,888
Liabilities, Current, Total	19,731	21,988
Share capital (note 11)
Common Shares, unlimited number of voting common shares authorized; 44,975,109 and 44,113,783 issued and outstanding at December 31, 2011 and December 31, 2010 respectively	144,410	143,050
Additional paid-in capital	4,291	3,176
Deficit	(73,984)	(53,059)
Accumulated other comprehensive loss	(158)	(202)
Stockholders' Equity Attributable to Parent, Total	74,559	92,965
Commitments and contingencies (note 14)
Total liabilities and shareholders' equity	$ 94,290	$ 114,953

Consolidated Balance Sheets (Parenthetical)	Dec. 31, 2011	Dec. 31, 2010
Common Shares, issued	44,975,109	44,113,783
Common Shares, outstanding	44,975,109	44,113,783

Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Sales	$ 51,797	$ 70,280
Cost of sales	34,123	39,609
Gross profit	17,674	30,671
Operating expenses
Administrative	9,596	7,527
Sales and marketing	9,227	8,878
Customer support and operations	6,887	5,690
Research and development	9,013	6,123
Amortization	3,517	3,434
Total operating expenses	38,240	31,652
Operating loss before the following	(20,566)	(981)
Other income (expense)
Foreign exchange	(26)	(808)
Interest	33	91
Embedded derivative		(68)
Total other income (expense)	7	(785)
Loss before taxes	(20,559)	(1,766)
Income taxes (note 12(a))	366
Loss for the year	$ (20,925)	$ (1,766)
Weighted average number of common shares outstanding	44,675,390	33,990,295
Basic and diluted loss per share (note 11(d))	$ (0.47)	$ (0.05)

Consolidated Statements of Shareholders' Equity and Comprehensive Loss (USD $) In Thousands, except Share data	Total	Common Shares	Additional Paid-in Capital	Deficit	Accumulated Other Comprehensive Loss
Beginning Balances at Dec. 31, 2009	$ 29,940	$ 82,894	$ 2,158	$ (51,293)	$ (3,819)
Beginning Balances (in shares) at Dec. 31, 2009		31,082,377
Issuance of stock on exercise of employee stock options (in shares)		331,406
Issuance of stock on exercise of employee stock options	517	517
Stock issued on acquisition of NASL (in shares)		1,600,000
Stock issued on acquisition of NASL	9,680	9,680
Stock issued for cash (in shares)		11,100,000
Stock issued for cash	49,959	49,959
Stock based compensation expense for the year	1,086		1,086
Amount credited to share capital related to options issued	(68)		(68)
Loss for the year	(1,766)			(1,766)
Currency translation adjustment	3,617				3,617
Ending Balances at Dec. 31, 2010	92,965	143,050	3,176	(53,059)	(202)
Ending Balances (in shares) at Dec. 31, 2010		44,113,783
Issuance of stock on exercise of employee stock options (in shares)		861,326
Issuance of stock on exercise of employee stock options	1,360	1,360
Stock based compensation expense for the year	1,381		1,381
Amount credited to share capital related to options issued	(266)		(266)
Loss for the year	(20,925)			(20,925)
Currency translation adjustment	44				44
Ending Balances at Dec. 31, 2011	$ 74,559	$ 144,410	$ 4,291	$ (73,984)	$ (158)
Ending Balances (in shares) at Dec. 31, 2011		44,975,109

Consolidated Statements of Shareholders' Equity and Comprehensive Loss (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Total comprehensive (loss) income	$ (20,880)	$ 1,851
Loss for the year	(20,925)	(1,766)
Currency translation adjustment	$ 44	$ 3,617

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
OPERATING ACTIVITIES
Loss for the year	$ (20,925)	$ (1,766)
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization	3,517	3,434
Stock based compensation	1,381	1,086
Loss on embedded derivative		68
Revenue from embedded derivative		(456)
Advance payment (Note 19)	(1,149)
Other	74
Changes in non-cash working capital items:
Accounts receivable	1,906	(1,942)
Unbilled receivables	83	(1,880)
Inventory	115	(2,133)
Prepaid expenses	(665)	172
Accounts payable and accrued liabilities	(2,516)	2,047
Deferred revenue	259	(13,896)
Net Cash Provided by (Used in) Operating Activities, Total	(17,920)	(15,266)
FINANCING ACTIVITIES
Proceeds from issuance of share capital (net)	1,094	50,391
Net Cash Provided by (Used in) Financing Activities, Total	1,094	50,391
INVESTING ACTIVITIES
Restricted cash		348
Acquisition of property, plant and equipment	(2,052)	(1,083)
Acquisition of intangibles	(838)	(134)
Acquisition of other assets	(780)
Acquisition costs for asset acquisition (note 13b)		(169)
Cash acquired in asset acquisition (note 13b)		27
Net Cash Provided by (Used in) Investing Activities, Total	(3,670)	(1,011)
Foreign exchange translation adjustment on cash	148	1,938
Decrease in cash and cash equivalents	(20,348)	36,052
Cash and cash equivalents, beginning of year	60,773	24,721
Cash and cash equivalents, end of year	40,425	60,773
Cash paid during the period for:
Interest	5	1
Income taxes	$ 16

DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2011
DESCRIPTION OF BUSINESS
1.	DESCRIPTION OF BUSINESS

IMRIS Inc. (“IMRIS” or the “Company”) designs, manufactures and markets the VISIUS Surgical TheatreTM, a multifunctional surgical environment that provides intraoperative vision to clinicians to assist in decision-making and enhance precision in treatment. Designed to meet each hospital’s specific clinical application needs, the VISIUS Surgical Theatre can incorporate MR imaging, CT imaging and x-ray angiography in a number of configurations to provide intraoperative images of diagnostic quality - without introducing additional patient transport risk and delivering real-time information to clinicians while preserving optimal surgical access and techniques. IMRIS sells the VISIUS Surgical Theatres globally to hospitals that deliver clinical services to patients in the neurosurgical, cerebrovascular and cardiovascular markets. We believe that the primary market for our current product portfolio is comprised of those hospitals having relatively large neurosurgical, cerebrovascular or cardiovascular practices. The Company incorporated on May 18, 2005 under the Canada Business Corporations Act. The Company’s shares are traded on the Toronto Stock Exchange under the symbol “IM” and on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “IMRS”.

CHANGES IN ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
CHANGES IN ACCOUNTING POLICIES
2.	CHANGES IN ACCOUNTING POLICIES

a)	Change in generally accepted accounting principles

Effective January 1, 2011, the Company has adopted United States generally accepted accounting principles (“US GAAP”) as its basis of accounting. For comparative purposes, the historical information included in these statements has been restated in accordance with these standards. Certain of the comparative figures have been restated to conform to the current year presentation.

b)	Change in functional currency

Effective January 1, 2011, the functional currency of the Company’s parent and several of its subsidiaries has changed. As at January 1, 2011, the US dollar (USD) is the functional currency of IMRIS Inc. (parent) and IMRIS, Inc., the Euro is the functional currency of IMRIS Europe SPRL and IMRIS Germany GmbH, the rupee is the functional currency of IMRIS India Private Limited and the yen is the functional currency of IMRIS KK. NeuroArm Surgical Limited has retained the Canadian dollar as its functional currency. In accordance with ASC 830 the Company’s assets and liabilities were translated into USD as at January 1, 2011 using the exchange rate in effect on that date. Equity transactions were translated at historical rates. As the change took place on the first day of the fiscal year, there was no income statement or cash flow translation required. Any exchange differences resulting from the translation are included in accumulated other comprehensive income presented in shareholders’ equity.

c)	Change in reporting currency

Effective January 1, 2011, the Company adopted USD as its reporting currency. The Company made this change as a result of its common shares being listed on the NASDAQ and a significant portion of its revenue, expenses, assets and liabilities being denominated in US dollars. Prior to that date the Company’s consolidated financial statements were expressed in Canadian dollars. For comparative purposes, the historical financial information included in these statements has been restated to USD using the current rate method. Under this method, assets and liabilities are translated at the closing rate in effect at the end of these periods, revenues, expenses and cash flows are translated at average rates in effect for these periods and equity transactions are translated at historical rates. Any exchange differences resulting from the translation are included in accumulated other comprehensive income presented in shareholders’ equity.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These consolidated financial statements have been prepared by management in accordance with US GAAP. The significant accounting policies of the Company include the following:

a)	Basis of consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries: IMRIS, Inc. (United States), IMRIS (Europe) SPRL (Belgium), IMRIS India Private Limited (India), IMRIS KK (Japan), NeuroArm Surgical Limited (Canada) and IMRIS Germany GmbH (Germany). All intercompany transactions and balances are eliminated on consolidation.

b)	Basis of presentation

These consolidated financial statements have been prepared by the Company in USD, unless where otherwise stated, and in accordance with accounting principles generally accepted in the United States.

c)	Use of estimates

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Areas where management used subjective judgment include, but are not limited to, the completion percentage applied to VISIUS Surgical Theatre installations, the recognition and measurement of current and deferred income tax assets and liabilities, estimated useful lives of intangible and capital assets, investment tax credits receivable, stock-based compensation costs, assessment of inventory obsolescence and the valuation and recognition of goodwill and impairment assessments. Actual results could differ significantly from those estimates. Changes in estimates are recorded in the accounting period in which these changes are determined.

d)	Revenue recognition

The Company generates revenues from three principal activities: VISIUS Surgical Theatre sales, sales of ancillary products and services, and extended maintenance services.

Revenues for VISIUS Surgical Theatre sales are recognized on a percentage of completion basis as theatres are installed. The degree of completion is generally determined by the ratio of actual costs incurred to date to estimated total costs. Actual costs include only those costs that are directly attributable to contract performance with respect to the revenue recognized. Pre-contract costs are expensed unless their costs can be directly associated with a specific anticipated contract and recoverability from that contract is probable. Any projected losses are recognized immediately. Funds received from customers in advance of meeting the criteria for revenue recognition are recorded as deferred revenue until such time as the revenue is recognized. Revenues recognized in advance of the criteria for invoicing to the customer are recorded as unbilled receivables where the collection of the receivable is probable.

Revenues from ancillary products and services are recognized where there is persuasive evidence of an arrangement and upon delivery or as the services are rendered, respectively. Revenues from extended maintenance service agreements are recognized ratably over the life of the service agreement. Revenues from both ancillary products and services and extended maintenance service agreements are based on pre-determined or determinable sales prices and are only recognized when the collection of the receivable is reasonably assured.

VISIUS Surgical Theatre sales are adjusted for the effects of the foreign currency embedded derivatives. As of December 31, 2011, none of the Company’s outstanding contracts contained foreign currency embedded derivatives. The net reduction to VISIUS Surgical Theatre sales for the year ended December 31, 2011 was $Nil (2010 - $456).

e)	Cash and cash equivalents

Cash and cash equivalents are short-term highly liquid investments that are readily convertible to known amounts of cash with maturities of three months or less at the date of acquisition and generally consist of bank deposits and guaranteed investment certificates. Cash equivalents are carried at cost. For cash equivalents, fair value approximates cost because these instruments are typically subject to an insignificant risk of a change in value.

f)	Accounts receivable and allowance for doubtful accounts

The accounts receivable balance reflects all amounts invoiced and is presented net of any allowance for doubtful accounts. The Company evaluates the collectability of its accounts receivable on a periodic basis by monitoring the financial condition of its customers, reviewing historical trends and assessing economic circumstances. When collectability becomes uncertain, the Company estimates an allowance for doubtful accounts. Due to the nature of its client base, the Company has not yet had to recognize any allowance for doubtful accounts.

g)	Inventory

Inventories are stated at the lower of cost or market. Cost is determined on an average cost basis and includes the cost of materials plus an allocation of production labor and overhead. Cost of materials is based on the invoiced value of goods. The Company determines an inventory allowance based on an estimate of obsolete inventories.

h)	Property, plant, and equipment

The Company records all property, plant and equipment acquisitions at their original cost. Once the asset is available for use, recorded amounts are amortized over their estimated useful life using the straight-line method at the following rates:

Computer equipment	3 years
Office furnishings and equipment	5 years
Assembly & test equipment	2-5 years
Demonstration suite & tradeshow equipment	3-5 years
Leasehold improvements	Lesser of their useful life and the term of lease

i)	Goodwill and intangible assets

Goodwill

Goodwill represents the excess of the purchase price over fair value of the identifiable net tangible assets and intangible assets purchased at the date of acquisition. Goodwill is not amortized, but rather it is tested for impairment annually or more frequently if an event occurs or circumstances change that indicates that goodwill might be impaired.

The impairment test for goodwill is a two-step process. Step one consists of a comparison of the fair value of its reporting units against their carrying amount, including the goodwill. The Company determines the fair value of the reporting unit based on the present value of the estimated future cash flows of the reporting unit. If the carrying amount of the reporting unit is in excess of its fair value, step two requires the comparison of the implied fair value of the reporting unit’s goodwill against the carrying amount of the reporting unit’s goodwill. Any excess of the carrying value of the reporting unit’s goodwill over the implied fair value of the reporting unit’s goodwill is recorded as an impairment loss.

Patents

Patents are accounted for at cost. Amortization is based on the estimated useful life, which is generally the life of the patent, using the straight-line method. The average remaining life of the patents at the time of acquisition in May 2005 was 11 years. The patents acquired in the NeuroArm Surgical Limited acquisition (note 13) in February 2010 are amortized over the estimated useful lives, which range between 13-18 years.

Computer software

Computer software is accounted for at cost. Amortization is based on the estimated useful life, which is generally three years, using the straight-line method.

j)	Impairment of long lived and intangible assets

Management evaluates the carrying value of its long-lived assets and identifiable intangible assets with finite lives for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. To the extent the estimated undiscounted future net cash inflows attributable to the asset are less than the carrying amount, an impairment loss is recognized. The amount of impairment loss to be recorded is the difference between the assets’ carrying value and the net discounted estimated future cash flows.

k)	Research and development

Research and development costs are expensed as incurred. Costs related to the development of software are capitalized beginning when a product’s technological feasibility has been established and ending when the product is available for general release to the customer. Software development costs are capitalized and amortized over the useful life of the technology. To date the Company has expensed all research and development costs.

l)	Investment tax credits

The Company is entitled to non-refundable investment tax credits from both the federal and provincial governments in Canada. Starting in 2011, the Company is also entitled to refundable investment tax credits from the Province of Manitoba. Investment tax credits are earned as a percentage of eligible current and capital research and development expenditures incurred in each taxation year. Investment tax credits are recognized when realization of the tax credits is more likely than not.

Non-refundable investment tax credits are included in the determination of the Company’s deferred tax assets. The Company recognizes a corresponding valuation allowance against any deferred asset balance resulting in no impact to the consolidated financial statements. Non-refundable investment tax credits are recognized either as an item on the statement of loss in the Company’s income tax provision or as a reduction in capital assets depending on where the original costs, which gave rise to the tax credits, are recorded.

Refundable investment tax credits are included in accounts receivable until they are received. Refundable investment tax credits are recognized either as an item on the statement of loss in the Company’s research and development expense or as a reduction in capital assets depending on where the original costs, which gave rise to the tax credits, are recorded.

m)	Stock-based compensation

The Company measures compensation expense at the date of granting of stock options to employees and recognizes the expense based on their fair values determined in accordance with ASC 718. The fair value of options is determined using the Black-Scholes option-pricing model. The fair value amount is amortized to earnings over the vesting period, with the related credit recorded as additional paid-in capital. Amortization takes into consideration estimated forfeitures, determined on a historic basis, at the time of grant to determine the number of awards that will ultimately vest. Upon exercise of these stock options, amounts previously credited to additional paid-in capital are reversed and credited to share capital.

n)	Income taxes

The Company follows the liability method of accounting for income taxes. Under this method, deferred taxes are recognized based on the expected future tax consequences of differences between the carrying amount of balance sheet items and their corresponding tax basis, using the enacted income tax rates for the years in which the differences are expected to be realized or settled. A valuation allowance is provided to the extent that it is not more likely than not that the deferred tax assets will be realized.

o)	Foreign currency translation

All monetary assets and liabilities denominated in currencies other than each subsidiary’s functional currency are translated at the applicable period end reporting date exchange rates. Non-monetary assets are translated at the exchange rates prevailing when the asset was acquired. Revenue and expenses are translated at average exchange rates for the period. Exchange gains or losses on translation of foreign currencies transactions are included in the Consolidated Statements of Operations.

Translation adjustments occurring as a result of the consolidation of subsidiaries whose functional currency is not USD are recorded as a separate component of accumulated other comprehensive income.

p)	Derivative financial instruments

The Company recognizes an asset or liability representing the fair value of the embedded derivatives when it sells products to customers located in foreign countries and the contract currency is denominated in the functional currency of neither of the contracting parties. The embedded derivative arises on initial execution of the contract and is active until the contract is closed with the fair value being recalculated throughout the life of the contract. Valuation of the embedded derivative is derived using observable forward currency rates combined with estimated timing and magnitude of contractual cash flows pertaining to specific sales contracts. Changes in the fair value of the embedded derivative are recognized in income during the period in which the changes occur. The fair value of the embedded derivative is calculated using the credit adjusted discount rate because contracts can be active for two or more years. As at December 31, 2011 there are no embedded derivative assets or liabilities recognized in the financial statements (2010 - $Nil).

RECENTLY ISSUED PRONOUNCEMENTS	12 Months Ended
Dec. 31, 2011
RECENTLY ISSUED PRONOUNCEMENTS
4.	RECENTLY ISSUED PRONOUNCEMENTS

On May 12, 2011, the FASB issued authoritative guidance (ASU 2011-04) for fair value measurement and disclosure. This guidance is the result of joint efforts by the FASB and the International Accounting Standards Board (“IASB”) to develop a single converged fair value framework on how to measure fair value and on what disclosures to provide about fair value measurements. Determining when to measure fair value is not within the scope of this new guidance. The new guidance is largely consistent with existing fair value measurement principles currently included in in US GAAP (ASC 820); however, it does present amendments that clarify existing fair value measurements and disclosure requirements. Amendments include such areas as clarifying the application of the highest and best use and valuation premise concepts and expanded disclosure of quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy. The new authoritative guidance is effective for interim and annual periods beginning after December 15, 2011. The Company will adopt the guidance in the first quarter of fiscal 2012. This will not have a material impact to its results of operations, financial condition or disclosures.

On June 16, 2011, the FASB issued authoritative guidance (ASU 2011-05), which revises the manner in which entities present comprehensive income in their financial statements. The new guidance removes the presentation options currently included in US GAAP (ASC 220) and requires entities to report components of comprehensive income in either: 1) a continuous statement of comprehensive income or 2) two separate but consecutive statements. The authoritative guidance does not change the items that must be reported in other comprehensive income. The new authoritative guidance is effective for interim and annual periods beginning after December 15, 2011. The Company will adopt the guidance in the first quarter of fiscal 2012.

On September 15, 2011, the FASB issued authoritative guidance (ASU 2011-08) on testing goodwill for impairment. The new guidance gives entities the option of performing a qualitative assessment before calculating the fair value of a reporting unit, as required for the first step of the impairment test. If the assessment of qualitative factors indicates it is more likely than not that the fair value is greater than the carrying value, then further testing would not be needed. The new authoritative guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. The Company is not adopting this guidance prior to the effective period. The Company does not expect this guidance to have any material impact on their annual goodwill impairment testing process.

CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2011
CASH AND CASH EQUIVALENTS
5.	CASH AND CASH EQUIVALENTS

	2011	2010

Cash	$40,425	$53,239
Cash equivalents	-	7,534
	$40,425	$60,773
Cash equivalents consist of investments in short term bank deposits.

ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2011
ACCOUNTS RECEIVABLE
6.	ACCOUNTS RECEIVABLE

	2011	2010

Accounts receivable, trade	$13,530	$15,867
Commodity taxes receivable	231	-
Refundable investment tax credit receivable	200	-
Interest receivable	7	7
	$13,968	$15,874

The carrying value of the Company’s trade accounts receivable is as noted above. For the year ended December 31, 2011 the Company has not recognized any allowance for doubtful accounts or any corresponding amount to bad debt expense for the period (2010 - $Nil).

INVENTORY	12 Months Ended
Dec. 31, 2011
INVENTORY
7.	INVENTORY

	2011	2010

Materials	$3,447	$4,156
Customer support inventory	864	688
Work in progress	857	439
	$5,168	$5,283

During the year ended December 31, 2011, the Company wrote down $415 (2010 - $Nil) of inventory and recorded an inventory provision for slow moving and obsolete inventory of $291 (2010 - $228).

PROPERTY, PLANT, AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
PROPERTY, PLANT, AND EQUIPMENT
8.	PROPERTY, PLANT, AND EQUIPMENT

	2011			2010
	Cost	Accumulated amortization	Net book value	Cost	Accumulated amortization	Net book value

Computer equipment	$1,368	$958	$410	$1,081	$724	$357
Office furnishings & equipment	726	547	179	685	449	236
Assembly & test equipment	10,746	6,836	3,910	10,207	5,195	5,012
Demonstration suite & tradeshow equipment	1,960	1,352	608	1,558	881	677
Leasehold improvements	677	340	337	423	281	142
Assets under construction	605	-	605	-	-	-
	$16,082	$10,033	$6,049	$13,954	$7,530	$6,424

During the year ended December 31, 2011 amortization of $2,538 relating to the property, plant and equipment was charged to operations (2010 - $2,574). As at December 31, 2011, there were no events or changes in circumstances, which would indicate an impairment of property, plant and equipment.

INTANGIBLES	12 Months Ended
Dec. 31, 2011
INTANGIBLES
9.	INTANGIBLES

	2011			2010
	Cost	Accumulated amortization	Net book value	Cost	Accumulated amortization	Net book value

Patents	$11,431	$1,633	$9,798	$11,431	$890	$10,541
Software	841	571	270	842	447	395
License	726	-	726	-	-	-
	$12,998	$2,204	$10,794	$12,273	$1,337	$10,936

During the year ended December 31, 2011 amortization of $979 relating to the patents and software was charged to operations (2010 - $860). As at December 31, 2011, there were no events or changes in circumstances, which would indicate an impairment of intangible assets.

The aggregated amortization expense related to intangible assets for the next five years is as follows:

2012	$1,180
2013	1,050
2014	994
2015	743
2016	709
$4,676

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2011
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
10.	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	2011	2010

Trade accounts payable	$7,475	$10,964
Accruals	2,527	2,285
Payroll related accruals	1,333	1,250
Warranty	591	601
Income tax payable	356	-
Commodity tax payable	302	-
	$12,584	$15,100

SHARE CAPITAL	12 Months Ended
Dec. 31, 2011
SHARE CAPITAL
11.	SHARE CAPITAL

a)	Authorized

The Company’s share capital consists of an unlimited number of common shares and an unlimited number of preferred shares. As at December 31, 2011 and 2010, there were no preferred shares outstanding.

b)	Issued and outstanding

Pursuant to option exercises, during the year ended December 31, 2010, the Company issued 331,406 common shares to employees for cash consideration of $449. In addition to the cash consideration, $68 was transferred from additional paid-in capital to share capital.

The Company closed on November 19, 2010 a public offering with a syndicate of underwriters to issue 10,500,000 common shares of IMRIS at US $5.00 per common share for gross proceeds of $52,128. In addition, IMRIS granted the underwriters an option, exercisable in whole or in part for a period of up to 30 days following the offering closing date, to increase the offering by up to 1,650,000 common shares at a price of US $5.00 per common share. This option was partially exercised on November 30, 2010, increasing the aggregate size of the offering to $55,127.

Costs relating to the November 19, 2010 offering include underwriter fees (6% of the gross proceeds or US $0.30 per share) plus various legal and professional fees.

Pursuant to option exercises, during the year ended December 31, 2011, the Company issued 861,326 common shares to employees for cash consideration of $1,094. In addition to the cash consideration, $266 was transferred from additional paid-in capital to share capital.

c)	Stock-based compensation plan

On May 20, 2005, the Board of Directors approved a stock option plan (the “Plan”) for the employees, directors, officers and consultants of the Company and any of its subsidiaries, which govern all options granted under the Plan. At the 2009 Annual Meeting on May 11, 2010, the shareholders reaffirmed the plan. Under the Plan, options to purchase common shares of the Company may be granted by the Board of Directors. The exercise price of the options granted is established by the Board of Directors based on the fair market value of the common shares, as at the date of the grant. The maximum number of common shares, which may be issued pursuant to options granted under the Plan, is equal to 15% of the common shares of the Company outstanding at any time.

Options granted under the Plan generally vest over a four-year period and may be exercised in whole or in part as to any vested options prior to the expiry time as follows: 25% on or after the first anniversary of the grant date, increasing 6.25% per quarter thereafter until fully vested after four years. Options generally expire six years after the date of the grant. The vesting of options granted under the plan ceases upon the death or the termination of employment of the participant or the participant ceases to be a director. The participant thereafter has 90 days to exercise any vested and unexpired options, failing which any unexercised options shall lapse. The Board of Directors, at their discretion, may accelerate the vesting period of individual grants as deemed appropriate.

The Board of Directors may accelerate the vesting of all unvested options, in the event of certain change of control transactions, including without limitation a takeover bid, merger or other structured acquisition. The Board may further force the exercise of any and all vested options, and/or may cancel or replace any unvested options in any manner the Board deems reasonable, in its unfettered discretion. The Company can satisfy its obligation from the exercise of options by either issuing treasury shares or repurchasing shares on the market. To date the Company has chosen to issue treasury shares and does not expect to repurchase shares from the market to satisfy expected exercises of stock options.

The outstanding options and the activity relating to these options are as follows:

	Number of options	Weighted average exercise price (CDN$)	Average remaining contractual life in years	Aggregate intrinsic value
Balance as at January 1, 2011	4,000,649	$3.50
Granted	1,168,103	4.78
Exercised	(861,326)	1.25
Forfeited	(145,365)	6.15
Balance December 31, 2011	4,162,061	$4.23
Exercisable as at December 31, 2011	2,558,761	$3.79	1.7	$741
Vested and expected to vest as at December 31, 2011	3,744,588	$4.20	2.8	$769

The aggregate intrinsic value, in the table above, represents the total pre-tax intrinsic value (the aggregate difference between the closing stock price of the Company’s common shares on December 31, 2011 and the exercise price for the in-the-money options) that would have been received by the option holders if all in-the-money options had been exercised on December 31, 2011. The total intrinsic value of the stock options exercised during year ended December 31, 2011 calculated using the average market price during the period, was $3,967 (2010 - $1,431).

The following table summarizes information related to options outstanding and exercisable at December 31, 2011:

Year granted	Number of options outstanding	Exercise price range (CDN$)	Weighted average exercise price (CDN$)	Number of options exercisable	Weighted average exercise price (CDN$)	Expiry date

2006	925,600	1.71 to 2.25	$2.23	925,600	$2.23	2012
2007	1,006,500	2.25 to 6.00	4.43	1,006,500	4.43	2013
2008	298,726	2.40 to 5.00	4.58	269,194	4.65	2014
2009	277,525	2.01 to 5.60	4.61	155,955	4.35	2015
2010	552,068	5.52 to 6.45	6.00	201,512	6.15	2016
2011	873,062	2.73 to 7.65	3.96	-	-	2017
2011	228,580	7.18 to 7.18	7.18	-	-	2018
	4,162,061	$1.71 to $7.65	$4.23	2,558,761	$3.79

The fair value of option grants issued was estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions:

	2011	2010
Number of options granted during the year	1,168,103	672,145
Weighted average grant date fair value of stock options granted during the year (CDN$)	$2.56	$3.05
Risk-free interest rate	1.97%	2.40%
Dividend yield	0%	0%
Expected life of the options	4.2 years	4.2 years
Expected volatility of the underlying stock	67.93%	62.41%

Expected volatilities are based on the historic volatility of the Company’s shares as this represents the most appropriate basis to determine the expected volatility in future periods.

The estimated fair value of the options is expensed on a straight-line basis over the option’s vesting period. During the year ended December 31, 2011, the Company recorded an expense of $1,381 related to stock options (2010 - $1,086) with a corresponding credit to additional paid-in capital. The table below summarizes the effect of recording shared based compensation expense for the period:

	2011	2010
Administrative	$700	$605
Sales and marketing	236	138
Customer support and operations	197	159
Research and development	248	184
Net decrease in earnings	$1,381	$1,086

The following is a summary of unvested stock options as at December 31, 2011:

	Number of options	Weighted average grant date fair value (CDN$)
Balance as at January 1, 2011	1,058,729	$2.66
Granted during the period	1,168,103	2.56
Vested during the period	(498,825)	2.49
Forfeited during the period	(124,707)	3.36
Balance as at December 31, 2011	1,603,300	$2.59

As at December 31, 2011, there was $2,658 of unrecognized stock-based compensation expense related to unvested stock options. This will be expensed over the vesting period, which on a weighted-average basis, results in a period of approximately 2.9 years. The total fair value of stock options vested during the year ended December 31, 2011 was $1,255 (2010 - $929).

d)	Diluted loss per share

When the Company is in a loss position, there are no adjustments to the weighted number of shares outstanding for the purposes of calculating diluted loss per share because to do so would be anti-dilutive. As at December 31, 2011, 1,285,610 stock options (2010 – 1,737,018) could potentially dilute basic EPS in the future. These options were not included in the computation of diluted EPS because to do so would have been anti-dilutive for the periods presented.

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
12.	INCOME TAXES

a)	Income tax expense

Income tax expense differs from the amount that would be computed by applying the statutory income tax rates to loss before income taxes. An annual reconciliation of income taxes calculated at the statutory rate to the actual tax provision is as follows:

	2011	2010

Statutory federal and provincial tax rate	28.50%	30.00%
Expected tax recovery at statutory rate	$(5,859)	$(422)
Foreign income taxed at higher rates	(123)	-
Permanent differences and other	478	208
Non taxable foreign exchange	-	109

Benefit of deferred tax assets not recognized	5,870	105
Income tax expense	$366	$-

The components of the Company’s loss from operations before income taxes, by taxing jurisdiction, were as follows:

	2011	2010

Canada	$(18,664)	$135
United States	(2,787)	(2,267)
Other	892	366
	$(20,559)	$(1,766)

b)	Deferred taxes

The Company has not recorded any deferred tax assets in these financial statements because a valuation allowance has been provided against the full amount of the deferred tax assets. The balances of deferred taxes as at December 31, 2011 and December 31, 2010 represents the future benefit of unused tax losses and temporary differences between the tax and accounting bases of assets and liabilities.

The major items giving rise to deferred tax assets and liabilities are presented below:

	2011	2010

Non-capital losses carried forward	$13,414	$9,964
Capital assets	720	110
Intangible assets	(2,649)	(2,837)
Research and development expenditures	6,549	5,739
Reserves not taken for tax purposes	3,142	3,494
Total deferred tax assets	21,176	16,470
Valuation allowance	(21,176)	(16,470)
Net deferred tax asset	$-	$-

The net increase in the valuation allowance for the year ended December 31, 2011 was $4,760. The Company’s deferred tax liability for each tax jurisdiction is $Nil for all periods noted above. The Company has non-capital losses of approximately $47,970 to reduce the taxable income of future years, as of December 31, 2011. These losses expire in 2026 and beyond.

The company has deductible Scientific Research and Experimental Development expenditures applicable to future years of approximately $24,255. These expenditures have been included in the calculation of deferred taxes above and have no expiry date.

The Company has unutilized federal and provincial scientific research and experimental development investment tax credits of approximately $6,400 and $7,200 respectively. These credits expire in 2014 and beyond.

The Company has adopted the provisions in ASC 740 related to unrecognized tax benefits. ASC 740 provides specific guidance on the recognition, de-recognition and measurement of income tax positions in financial statements, including the accrual of related interest and penalties recorded in interest expense. First, the tax position is evaluated for recognition. An income tax position is recognized when it is more likely than not that it will be sustained upon examination based on its technical merits. If recognition is warranted the benefit is measured as the largest amount that is greater than 50% likely of being realized upon ultimate settlement. As of December 31, 2011 the Company has no unrecognized tax benefits (2010 – $Nil). As of December 31, 2011 the Company has not accrued any amounts for interest or penalties related to unrealized tax benefits (2010 - $Nil).

The Company files tax returns in Australia, Belgium, Canada, India, Japan, Germany and the United States. The years 2007 to 2011 remain subject to examination by tax authorities.

ACQUISITION OF NEUROARM SURGICAL LIMITED	12 Months Ended
Dec. 31, 2011
ACQUISITION OF NEUROARM SURGICAL LIMITED
13.	ACQUISITION OF NEUROARM SURGICAL LIMITED

a)	Overview

On February 4, 2010, the Company announced that it entered into a definitive agreement to acquire 100% issued and outstanding common shares of NeuroArm Surgical Limited (“NASL”), a privately held company based in Calgary, Alberta, and its magnetic resonance-compatible neurosurgical robotics system.

The transaction, accomplished through the issuance of 1.6 million common shares from treasury, included the technology, patents, and associated intellectual property. The value of the common shares was determined based on the closing trading price of the common shares of the Company on The Toronto Stock Exchange as of the closing of the transaction on February 5, 2010. The Company has issued 20% of the common shares, being 320,000 common shares placed into escrow for a period of 24 months for any claims that could be made against NASL.

b)	Consideration and Transaction Costs

Consideration offered to complete the acquisition was 1.6 million common shares of the Company with a value of $9,695 or $6.06 per share. Transaction costs to complete the acquisition included legal and accounting costs of $169, which brought the total purchase price to $9,864.

c)	Net Assets Acquired

The following estimated fair values were assigned to the net assets of NASL as at February 5, 2010:

Cash and cash equivalents	$27
Intangibles	10,147
Total Assets	10,174

Accounts payable and accrued liabilities	310
Total Liabilities	310
Total purchase price	$9,864

Intangibles include the valuation of the patents tied to the intellectual property acquired. The intangibles are amortized over their estimated useful lives, which range between 13-18 years.

The carrying amount of the intangibles is $9,607 as at December 31, 2011 (2010 - $10,305). The associated amortization for the year ended December 31, 2011 was $698 (2010 - $617).

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
14.	COMMITMENTS AND CONTINGENCIES

a)	Operating leases

The Company had commitments under operating leases requiring future minimum annual lease payments as follows:

2011

2012	$728
2013	706
2014	692
2015	584
2016	174
$2,884

b)	Warranty liability

The Company records a liability for future warranty costs to repair or replace its products. The warranty term is 12 months. The amount of the liability is determined based on management’s historical experience and the best estimate of probable claims under Company warranties. The Company regularly evaluates the appropriateness of the remaining accrual.

The following table details the changes in the warranty accrual.

2011

Balance at beginning of the year	$601
Accruals	356
Utilization	(366)
Balance at end of the period	$591

SEGMENTED INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENTED INFORMATION
15.	SEGMENTED INFORMATION

The Company operates as one business segment. The Company develops, assembles and installs VISIUS Surgical Theatres that are used for a variety of medical applications, as well as providing ancillary products and services and extended maintenance services.

Revenue attributable to geographic locations, based on the location of the customer, is as follows:

	2011	2010

Canada	$6,084	$16,049
United States	25,442	39,420
Europe and Middle East	8,761	4,242
Asia Pacific	11,510	10,569
	$51,797	$70,280

During 2011, revenues from two customers totalled $18,030 or 35% of total revenue for the period. During 2010, four customers accounted for 42% or $29,705 of total revenues. The revenues from each of these customers individually accounted for more than 10% of the total revenue for the year ended December 31, 2011 and 2010.

Substantially all of the capital assets and all the goodwill and intangibles balances are attributable to the Company’s operations located in Canada.

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS
16.	RELATED PARTY TRANSACTIONS

The Company leases air travel time from a company which is wholly owned by the Chairman of IMRIS Inc. The amount charged to travel, included in Administrative expenses during the year ended December 31, 2011 totaled $357 (2010 – $139). There were no amounts charged to share issuance costs during the year ended December 31, 2011 (2010 - $152). The transactions were priced using an estimated third party comparable cost and were recorded at the exchange amount. There are no receivables or payables outstanding from related parties as at December 31, 2011 (2010 - $Nil).

DEFINED CONTRIBUTION EMPLOYEE PENSION PLAN	12 Months Ended
Dec. 31, 2011
DEFINED CONTRIBUTION EMPLOYEE PENSION PLAN
17.	DEFINED CONTRIBUTION EMPLOYEE PENSION PLAN

The Company contributes to a defined contribution Employee Pension Plan for all its employees. Contributions to this Plan are expensed as incurred. The Company makes a matching contribution equal to 50% of the employee’s contribution, to a maximum of 3% of the employee’s annual remuneration (subject to regulatory maximums). These employer contributions vest immediately with the employee contribution. The expense for the defined contribution plan during the year ended December 31, 2011 totaled $270 (2010 - $232).

FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2011
FINANCIAL INSTRUMENTS
18.	FINANCIAL INSTRUMENTS

Effective January 1, 2008, the Company adopted FASB standard ASC 820 which defines fair value, establishes a framework, prescribes methods for measuring fair value and outlines additional disclosure requirements on the use of fair value measurements. Fair value is defined as the exchange price that would be recovered for an asset or paid to transfer a liability (an exit price in the principal or most advantageous market for an asset or liability in an orderly transaction between market participants at the measurement date). Fair value is determined based on the exchange price that would be received for an asset or paid to transfer a liability utilizing a hierarchy of three different valuation techniques, based on the lowest level input that is significant to the fair value measurement in its entirety.

Financial instruments measured at fair value should be classified into one of three levels that distinguish fair value measurements by the significance of the inputs used for valuation.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities;

Level 2 - Observable inputs other than Level 1 quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; or inputs other than quoted prices that are observable or corroborated by observable market data; and

Level 3 - Unobservable inputs that are supported by little or no market activity. Valuation techniques are primarily model-based.

The Company’s financial assets and liabilities that are measured at fair value on a recurring basis have been segregated into the most appropriate level within the fair value hierarchy based on the inputs used to determine the fair value measurement date in the table below. For cash and cash equivalents, fair value approximates cost.

Financial assets and liabilities measured at fair value as at December 31, 2011 in the consolidated financial statements on a recurring basis are summarized below:

	Level 1	Level 2	Level 3

Cash and cash equivalents	$40,425	$-	$-
	$40,425	$-	$-

Financial assets and liabilities measured at fair value as at December 31, 2010 in the consolidated financial statements on a recurring basis are summarized below:

	Level 1	Level 2	Level 3

Cash and cash equivalents	$60,773	$-	$-
	$60,773	$-	$-

COLLABORATIVE ARRANGEMENTS	12 Months Ended
Dec. 31, 2011
COLLABORATIVE ARRANGEMENTS
19.	COLLABORATIVE ARRANGEMENTS

During 2010, IMRIS entered into a collaborative arrangement with a third party to encourage research, education and patient care activities of mutual benefit in the areas of developing diagnostic and functional assessment capabilities of magnetic resonance imaging for mainstream interventional cardiology and neuroscience. As part of the agreement, IMRIS agreed to provide the necessary equipment, maintenance and support staff to achieve the purpose intended by the agreement. The third party has agreed to provide the appropriate clinical validation over a five-year period.

Revenue resulting from the arrangement is recognized in accordance with the Company’s current revenue recognition policy. Included in the consolidated statement of operations for the year ended December 31, 2011 is revenue of $2,272 (2010 - $Nil). As at December 31, 2011, the Company has an advance payment of $1,091, which represents the value of the clinical validation projects it will receive in exchange for the equipment, as outlined in the agreement. This amount will be expensed as research and development on a straight-line basis over the five-year life of the agreement. The current portion of this balance is included in prepaid expenses ($230). The long- term portion is included in other assets ($861).

Any future payments to the participant of this agreement will be recognized in accordance with the Company’s current expenditure policies. The classification of these, or any future payments between participants pursuant to this collaborative arrangement, will be based on the nature of the arrangement. All future costs or revenue generated from third parties will be recognized in the income statement on a gross basis.

During 2011, IMRIS entered into a collaborative arrangement with a third party to conduct clinical research on IMRIS’ MRgRT™ platform.  As part of the agreement, IMRIS will develop and manufacture the MRgRT™ platform using IMRIS’ proprietary MR imaging technology. The third party has agreed to conduct clinical research, which IMRIS can use to clinically validate the system and develop a commercially viable version of the platform.

Revenue resulting from the arrangement is recognized in accordance with the Company’s current revenue recognition policy.  Included in the consolidated statement of operations for the year ended December 31, 2011 is revenue of $3,511 (2010 - $Nil). Costs attributable to the VISIUS Surgical Theatre has been classified as cost of sales, as incurred.  Costs attributable to the development of the MRgRT™ platform are being recognized as prepaid expenses and other assets until clinical validation activities can begin, which will occur when installation is complete.  In the period that installation is complete and clinical validation can begin, the amounts on the balance sheet will be recognized as research and development expense.  During the year-ended December 31, 2011, $2,006 was recognized as cost of sales and $1,261 was recognized on the balance sheet under prepaid expenses and other assets ($580 and $681, respectively).

GUARANTEES	12 Months Ended
Dec. 31, 2011
GUARANTEES
20.	GUARANTEES

The Company has entered into an agreement, which meets the definition of a guarantee. Under the terms of the agreement, the Company has agreed to be legally bound to pay the obligation. The Company’s maximum obligation under this agreement is $623 and the obligation expires once the Company satisfies the conditions of the original agreement. To offset this arrangement the Company entered into a reciprocal arrangement with a financial institution to cover half the amount of the obligation, should the need arise. The financial institution, involved in the reciprocal arrangement did not require any of the Company’s assets to be pledged as collateral. The Company has not recorded a liability in the year-end statements related to the original arrangement.

The Company periodically enters into agreements that include limited intellectual property indemnifications that are customary in the industry. These guarantees generally require the Company to indemnify the other party for certain damages and costs incurred as a result of third party intellectual property claims arising from these transactions. The nature of the intellectual property indemnification obligations prevents the Company from making a reasonable estimate of the maximum potential amount it could be required to pay to its customers and suppliers. The Company has not made any indemnification payments under such agreements and no amount has been accrued in the accompanying consolidated financial statements with respect to these indemnification obligations.

COMPARATIVE FIGURES	12 Months Ended
Dec. 31, 2011
COMPARATIVE FIGURES
21.	COMPARATIVE FIGURES
The Company reclassified $688 from raw materials to customer support inventory to conform to the current period’s presentation.